EX-10.10

                         THIRD AMENDMENT TO THE
                     ANHEUSER-BUSCH COMPANIES, INC.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                 AS AMENDED AND RESTATED OCTOBER 1, 1993


   Pursuant to Section 22 of the Anheuser-Busch Companies, Inc.

Supplemental Executive Retirement Plan (the "Plan"),

Anheuser-Busch Companies, Inc. (the "Company") reserved the right to amend the Plan from time to time.  The Company hereby amends the Plan as set forth below, effective as of July 1, 1996.



The following Section 27 is added to the Plan:

Retirement of Jerry E. Ritter
-----------------------------

For purposes of determining the amount payable to Jerry E. Ritter in connection with his retirement on July 1, 1996, Mr. Ritter shall be credited with thirty years of Credited Service and shall be treated as if he had attained age sixty-two as of the date of termination of his employment with Anheuser-Busch Companies, Inc.

   In Witness Whereof, the appropriate officer of the Company has executed this Amendment this 28th day of August, 1996.


                       Anheuser-Busch Companies, Inc.


                       /s/W. Randolph Baker
                       ------------------------------------------
                       Vice President and Chief Financial Officer